Exhibit 10.8

股东表决权委托及财务支持协议

Voting Rights Proxy and Financial Supporting Agreement

本股东表决权委托及财务支持协议(以下称“本协议”)于2019年9月6日在中华人民共和国（下称“中国”）北京市签订：

This Voting Rights Proxy and Financial Supporting Agreement (the “Agreement”) is executed by and among the following Parties as of September 6, 2019 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	签字股东

Party A:	The undersigned shareholders

地址：	见签字页所示地址

Address:	See the address in the signature pages

乙方：	青青草元（北京）科技开发有限公司

Party B:	Green Grass Ecological (Beijing) Technology Development Co., Ltd.

地址：	北京市朝阳区建国门外大街2号院3号楼31层3128室

Address:	Room 3128, 31st floor, Building No. 3, No. 2 Garden, Jian Guo Men Wai Da Jie, Chaoyang District, Beijing, China

丙方：	北京融世元生态科技发展有限公司

Party C:	Beijing Rongshiyuan Ecological Technology Development Co., Ltd.

地址：	北京市密云区经济开发区兴盛南路8号开发区办公楼501室-2552（经济开发区集中办公区）

Address:	2552-501, Development District Building, No.8 South Xingsheng Road, Economic Development District, Miyun District, Beijing, China

在本合同中，甲方称“甲方”或“委托方”，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, Party A shall be collectively referred to as “Party A” or the “Entrusting Party”; each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

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鉴于：

Whereas:

1.	甲方是丙方现时的股东，合计持有丙方100%的股权.。

Party A, the shareholders of Party C, collectively own 100% of the equity interest in Party C in record.

2.	委托方有意分别不可撤销地委托乙方或乙方指定的个人行使其在丙方中享有的表决权，乙方有意接受该等委托。

The Entrusting Party is willing to unconditionally entrust Party B or Party B’s designee to vote on his or her behalf at the shareholders’ meeting of Party C, and Party B is willing to accept such proxy on behalf of Entrusting Party.

各方经友好协商，兹一致协议如下：

Therefore, the Parties hereby agree as follows:

第一条	表决权委托

PROXY OF VOTING RIGHTS

1.1	委托方不可撤消地承诺，其在本协议签订后将签署内容和格式如本协议附件的授权委托书（“授权委托书”），分别授权乙方或乙方届时指定的人士（以下称“受托人”）代表其行使委托方作为丙方的股东，依据丙方届时有效的章程所分别享有的权利，包括但不限于（以下统称“委托权利”）：

Entrusting Party hereby irrevocably covenants that, he/she shall execute the Power of Attorney (“POA”) set forth in Exhibit upon signing this Agreement and entrust Party B or Party B’s designee (“Designee”) to exercise all his or her rights as the shareholders of Party C under the Articles of Association of Party C, including without limitation to:

(1)	作为委托方的代理人，根据丙方的章程提议召开和出席丙方的股东会会议；

propose to hold a shareholders’ meeting in accordance with the Articles of Association of Party C and attend shareholders’ meetings of Party C as the agent and attorney of Entrusting Party;

(2)	代表委托方对所有需要股东会讨论、决议的事项行使表决权，包括但不限于指定和选举丙方的董事、总经理及其他应由股东任免的高级管理人员；

exercise all shareholder’s voting rights with respect to all matters to be discussed and voted in the shareholders’ meeting of Party C, including but not limited to designate and appoint the director, the chief executive officer and other senior management members of Party C;

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(3)	不时修订的中国法律法规规定的股东所应享有的其他表决权；以及

exercise other voting rights the shareholders are entitled to under the laws of China promulgated from time to time; and

(4)	不时修订的丙方章程项下的其他股东表决权。

exercise other voting rights the shareholders are entitled to under the Articles of Association of Party C amended from time to time;

乙方特此同意接受第1.1条所述该等委托。当收到乙方向委托方发出的更换受托人的书面通知，委托方应立即指定乙方届时指定的其他人行使第1.1条的委托权利；除此外，委托方不得撤销向受托人做出的委托和授权。

Party B hereby agrees to accept such proxy as set forth in Clause 1.1. Upon receipt of the written notice of change of Designee from Party B, the Entrusting Party shall immediately entrust such person to exercise the rights set forth in Clause 1.1. Except the aforesaid situation, the proxy shall be irrevocable and continuously valid.

1.2	对受托人行使上述委托权利所产生的任何法律后果，委托方均予以认可并承担相应责任。

The Entrusting Party hereby acknowledges and ratify all the actions associated with the proxy conducted by the Designee.

1.3	委托方确认，受托人在行使上述委托权利时，无需事先征求委托方的意见。

The Parties hereby confirm that, Designee is entitled to exercise all proxy rights without the consent of Entrusting Party.

第二条	知情权

RIGHTS TO INFORMATION

2.1	为行使本协议下委托权利之目的，受托人有权要求丙方提供相关信息，查阅丙方相关资料，丙方应对此予以充分配合。

For the purpose of this Agreement, the Designee is entitled to request relevant information of Party C and inspect the materials of Party C. Party C shall provide appropriate assistance to the Designee for his/her work.

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2.2	发生本协议项下的委托事项时，委托方及丙方应及时通知乙方。

The Entrusting Party and Party C shall immediately inform Party B once the proxy matter happens.

第三条	委托权利的行使

PERFORMANCE OF PROXY RIGHTS

3.1	委托方将就受托人行使委托权利提供充分的协助，包括在必要时及时签署及执行受托人已作出的股东会决议或其他相关的法律文件。

The Entrusting Party shall provide appropriate assistance to the Designee for the performance of proxy rights provided in this Agreement, including signing and executing the shareholders’ resolution and other relevant legal documents (if applicable) which have been confirmed by the Designee.

3.2	如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

第四条	财务支持

FINANCIAL SUPPORTING

考虑到委托方授予的上述投票权，受托人同意安排向丙方提供有关于其业务的必要的资金（“财务支持”）。受托人同意如果因正常商业运作失败而丙方不能偿还其财务支持，丙方将无返还义务。

In consideration of the foregoing grant of voting rights by the Entrusting Party, Party B agrees to arrange for funds to be provided as necessary to Party C in connection with the business (the “Financial Support”). Party B further agrees that should the business fails in the ordinary course of business, and as a result Party C is unable to repay the Financial Support, the Party C shall have no repayment obligation.

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第五条	声明与保证

REPRESENTATIONS AND WARRANTIES

5.1	委托方分别地声明与保证如下：

The Entrusting Party hereby represents and warrants to Party B as follows:

(1)	其拥有签订和履行本协议及授权委托书项下义务的完全权力和授权。本协议构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行。

The Entrusting Party has full power and legal right to enter into this Agreement and perform his or her obligations under this Agreement and in executing the POA; This Agreement and the POA constitute legal, valid, binding and enforceable obligation of each Entrusting Party.

(2)	其已获得适当的授权签署、交付并履行本协议，对本协议的签署和履行并不违反丙方公司文件的任何规定。

Each Entrusting Party has necessary authorization for the execution and delivery of this Agreement, and the execution, delivery and performance of this Agreement will not conflict with or violate any and all constitutional documents of Party C.

(3)	其是丙方的在册的合法股东，除本协议及委托方、乙方与丙方签订的《股权质押协议》及《股权处分协议》所设定的权利外，委托权利上不存在任何第三方权利或限制。根据本协议，受托人可以根据丙方届时有效的章程完全、充分地行使委托权利。

Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Pledge Agreement and Equity Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Designee has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

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5.2	丙方兹声明与保证如下：

Party C hereby represents and warrants as follows:

(1)	其是根据其注册地法律适当注册并合法存续的有限责任公司，具有独立法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

Party C is a company legally registered and validly existing in accordance with the laws of China and has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and perform this Agreement. It can sue and be sued as a separate entity;

(2)	其已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署和履行本协议；其对本协议的签署和履行并不违反法律法规的明确规定。

Party C has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party C’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party C.

(3)	委托方是丙方的在册的合法股东。除本协议及委托方、乙方与丙方签订的《股权质押协议》及《股权处分协议》所设定的权利外，委托权利上不存在任何第三方权利。根据本协议，受托人可以根据丙方届时有效的章程完全、充分地行使委托权利。

Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Pledge Agreement and Equity Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Designee has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

第六条	协议期限

TERM OF THIS AGREEMENT

6.1	本协议自各方签署及盖章之日起生效，有效期二十（20）年；双方同意，在本协议期满前，乙方有权以书面通知的方式延长本协议的期限，其他方必须无条件地同意该延期。

This Agreement shall become effective upon and from the date on which it is signed by the authorized representative and seal of each Party, with a term of twenty (20) years. The Parties agree that, this Agreement can be extended only if Party B gives its written consent of the extension of this Agreement before the expiration of this Agreement and the other Parties shall agree with this extension without reserve.

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6.2	如委托方经乙方的事先同意转让了其持有的全部丙方的股权，委托方在本协议下的义务与承诺将由受让方承担。

If the Entrusting Party has transferred all his or her equity interests in Party C subject to the prior consent of Party B, the obligations and warranties under this Agreement of the Entrusting Party shall be undertaken by the assignee.

第七条	通知

NOTICES

7.1	本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在签收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

7.2	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	签字股东

Party A:	The undersigned shareholders

地址：	见签字页所示地址

Address:	See the address in the signature pages

乙方：	青青草元（北京）科技开发有限公司

Party B:	Green Grass Ecological (Beijing) Technology Development Co., Ltd.

地址：	北京市朝阳区建国门外大街2号院3号楼31层3128室

Address:	Room 3128, 31st floor, Building No. 3, No. 2 Garden, Jian Guo Men Wai Da Jie, Chaoyang District, Beijing, China

收件人Attn：	唐金毅 TANG, Jinyi

丙方：	北京融世元生态科技发展有限公司

Party C：	Beijing Rongshiyuan Ecological Technology Development Co., Ltd.

地址：	北京市密云区经济开发区兴盛南路8号开发区办公楼501室-2552（经济开发区集中办公区）

Address:	2552-501, Development District Building, No.8 South Xingsheng Road, Economic Development District, Miyun District, Beijing, China

收件人Attn：	孙健 Sun Jian

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7.3	任何一方变更接收通知的地址或联系人的，应按本条规定给另一方发出通知。

If any Party change its address for notices or its contact person, a notice shall be delivered to the other Party in accordance with the terms hereof.

第八条	保密义务

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，下列信息除外：(a)公众人士知悉或将会知悉的任何信息（并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

第九条	违约责任

LIABILITY FOR BREACH OF AGREEMENT

9.1	各方同意并确认，如任一方（“违约方”）违反本协议项下所作的任何一项约定，或未履行或迟延履行本协议项下的任何一项义务，即构成本协议项下的违约（“违约”），其他未违约方（“守约方”）的任一方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在另一方书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则

The Parties agree and confirm that, if either Party is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect the following remedial actions:

(1)	若任何委托方或丙方为违约方，乙方有权终止本协议并要求违约方给予损害赔偿；

If the defaulting Party is any Entrusting Party or Party C, then Party B has the right to terminate this Agreement and request the defaulting Party to fully compensate its losses and damages;

(2)	若乙方为违约方，守约方有权要求违约方给予损害赔偿，但除非法律另有规定，否则其在任何情况均无任何权利终止或解除本协议。

If the defaulting Party is Party B, then the non-defaulting Party has the right to request the defaulting Party to fully compensate its losses and damages, but in no circumstance shall the non-defaulting Party early terminate this Agreement unless the applicable law provides otherwise.

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9.2	尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Notwithstanding otherwise provided under this Agreement, the validity of this Section shall not be affect by the suspension or termination of this Agreement.

第十条	法律适用和争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

10.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, interpretation, performance, amendment, termination and dispute resolution shall be governed by the law of the People’s Republic of China.

10.2	一切因执行本协议或与本协议有关的争执，应由双方通过友好方式协商解决。如经协商不能得到解决时，应提交位于北京的中国国际经济贸易仲裁委员会总会，根据提交仲裁时中国国际经济贸易仲裁委员会浙江分会的仲裁规则进行仲裁，仲裁地点在北京，仲裁语言为中文。仲裁裁决是终局性的，对各方均由约束力。

In the event of any dispute with respect to this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

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第十一条	协议的转让

ASSIGNMENT

11.1	未经乙方的事先书面同意，其他方均不得向任何第三方转让其于本协议下的任何权利及/或义务；委托方、丙方在此同意，乙方有权在书面通知委托方及丙方后，将其在本协议下的任何权利及/或义务转让给任何第三方。

Without Party B’s prior written consent, other Parties shall not assign its rights and obligations under this Agreement to any third party. Entrusting Party and Party C agrees that Party B may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Entrusting Party and Party C.

11.2	本协议对各方的合法继受人均具有约束力。

This Agreement shall be binding on the legal successors of the Parties.

第十二条	其他事项

MISCELLANEOUS

12.1	本合同规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

12.2	任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

12.3	本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

12.4	本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

12.5	本协议采用中文、英文两种文本，中文文本与英文文本具有同等法律效力，中文文本与英文文本不一致的，以中文文本为准。正本一式十四（14）份，本协议之各方当事人各执壹（1）份。

This Agreement shall be signed in Chinese and English language bearing the same legal effect. In the event of any inconsistency between the Chinese and English language, the Chinese version of this Agreement shall prevail. This Agreement shall have fourteen (14) counterparts, with each party holding one (1) original. All counterparts shall be given the same legal effect.

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Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	孙健

Party A:	SUN, Jian

地址：	内蒙古包头市青山区神华佳苑15栋

Address:	15, Shenhua Jiayuan, Qingshan District, Baotou, Inner Mongolia, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	蔚丽玲

Party A:	WEI, Liling

地址：	内蒙古包头市稀土高新区创业中心软件园C座510

Address:	510, C, Software Park Entrepreneurship Centre, Tombarthite High-tech District, Baotou, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	郑汝弘

Party A:	ZHENG, Ruhong

地址：	内蒙古包头市青山区富强路9号街坊3栋

Address:	Building 3, NO. 9 Fuqiang Road, Qingshan District, Baotou, Inner Mongolia, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	张丽华

Party A:	ZHANG, Lihua

地址：	内蒙古包头市青山区富强路十九号街坊44栋

Address:	Building 44, 19 Fuqiang Road, Qingshan District, Baotou, Inner Mongolia, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	段景泉

Party A:	DUAN, Jingquan

地址：	北京市西城区德宝新园5楼3门

Address:	Gate 3, 5F, Debao Xinyuan, West District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	贺显豪

Party A:	HE, Xianhao

地址：	北京市朝阳区洼里双泉堡甲二号3号楼

Address:	Building 3, NO.2 Wali, Shuangquanbao, Chaoyang District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	唐金毅

Party A:	TANG, Jinyi

地址：	北京市西城区前毛家湾3号北楼4门

Address:	4, North Building, No.3 Qianmaojiawan, West District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	孟晓

Party A:	MENG, Xiao

地址：	北京市东城区兴化东星3楼

Address:	3F, Xinghua Dongxing, East District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	李志明

Party A:	LI, Zhiming

地址：	内蒙古包头市东河区

Address:	East River District, Baotou, Inner Mongolia, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	王冬梅

Party A:	WANG, Dongmei

地址：	北京市海淀区太平路27号9楼

Address:	9F, No. 27 Taiping Road, Haidian District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：	李瑞瑜

Party A:	LI, Ruiyu

地址：	北京市海淀区世纪城远大园一区4楼1单元803号

Address:	803, Unit 1, Building 4, First Part of Central City Yuandayuan, Haidian District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

乙方：	青青草元（北京）科技开发有限公司（盖章）

Party B:	Green Grass Ecological (Beijing) Technology Development Co., Ltd. (seal)

姓名：	唐金毅

Name:	TANG, Jinyi

职务：	授权代表人

Title:	Authorized Representative

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托及财务支持协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

丙方：	北京融世元生态科技发展有限公司（盖章）

Party C:	Beijing Rongshiyuan Ecological Technology Development Co., Ltd. (seal)

姓名：	孙健

Name:	Sun Jian

职务：	授权代表人

Title:	Authorized Representative

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

附件

Exhibit

授权委托书

Power of Attorney

签字股东系合计拥有北京融世元生态科技发展有限公司100%的股权（“本公司股权”）的股东，就本公司股权，特此不可撤销地授权青青草元（北京）科技开发有限公司（“受托人”）在本授权委托书的有效期内行使如下权利：

The undersigned in the signature pages, holders of 100% of the entire registered capital in Beijing Rongshiyuan Ecological Technology Development Co., Ltd. (“Our Company’s Shareholding”), hereby irrevocably authorize Green Grass Ecological (Beijing) Technology Development Co., Ltd. (“Designee”) to exercise the following rights relating to Our Company’s Shareholding during the term of this Power of Attorney:

授权受托人作为本公司唯一的排他的代理人就有关本公司股权的事宜全权代表本公司行使包括但不限于如下的权利：1）参加北京融世元生态科技发展有限公司的股东会；2）行使按照法律和北京融世元生态科技发展有限公司章程规定本公司所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本公司股权的全部或任何一部分；以及3）作为本公司的授权代表指定和任命北京融世元生态科技发展有限公司法定代表人（董事长）、董事、监事、总经理以及其他高级管理人员等。

The Designee is hereby authorized to act on behalf of our company as my exclusive agent and attorney with respect to all matters concerning Our Company’s Shareholding, including without limitation to: 1) attend shareholders’ meetings of Beijing Rongshiyuan Ecological Technology Development Co., Ltd.; 2) exercise all the shareholder’s rights and shareholder’s voting rights our company is entitled to under the laws of China and Articles of Association of Beijing Rongshiyuan Ecological Technology Development Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of Our Company’s Shareholding in part or in whole; and 3) designate and appoint on behalf of our company the legal representative (chairperson), the director, the supervisor, the chief executive officer and other senior management members of Beijing Rongshiyuan Ecological Technology Development Co., Ltd..

受托人将有权在授权范围内代表本公司签署股权处分合同（本公司应要求作为合同方）中约定的转让合同，如期履行本公司作为合同一方的与本授权委托书同日签署的股权质押合同和股权处分合同，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the Designee shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Equity Option Agreement, to which our company is required to be a party, on behalf of our company, and to effect the terms of the Equity Pledge Agreement and Equity Option Agreement, both dated the date hereof, to which our company is a party.

Voting Rights Proxy and Financial Supporting Agreement

受托人就本公司股权的一切行为均视为本公司的行为，签署的一切文件均视为本公司签署，本公司会予以承认。

All the actions associated with Our Company’s Shareholding conducted by the Designee shall be deemed as our company’s own actions, and all the documents related to Our Company’s Shareholding executed by the Designee shall be deemed to be executed by our company. Our company hereby acknowledges and ratifies those actions and/or documents by the Designee.

除非青青草元（北京）科技开发有限公司对本公司发出要求更换受托人的指令，在本公司为北京融世元生态科技发展有限公司的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

Unless Green Grass Ecological (Beijing) Technology Development Co., Ltd. issues an instruction to our company to change the Designee, this Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as our company is a shareholder of Beijing Rongshiyuan Ecological Technology Development Co., Ltd..

本授权委托书期间，本公司特此放弃已经通过本授权委托书授权给受托人的与本公司股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, our company hereby waive all the rights associated with Our Company’s Shareholding, which have been authorized to the Designee through this Power of Attorney, and shall not exercise such rights by our company.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[本页其余部分刻意留为空白]

[The Remainder of this page is intentionally left blank]

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	孙健

Authorizer:	SUN, Jian

地址：	内蒙古包头市青山区神华佳苑15栋

Address:	15, Shenhua Jiayuan, Qingshan District, Baotou, Inner Mongolia, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	蔚丽玲

Authorizer:	WEI, Liling

地址：	内蒙古包头市稀土高新区创业中心软件园C座510

Address:	510, C, Software Park Entrepreneurship Centre, Tombarthite High-tech District, Baotou, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	郑汝弘

Authorizer:	ZHENG, Ruhong

地址：	内蒙古包头市青山区富强路9号街坊3栋

Address:	Building 3, NO. 9 Fuqiang Road, Qingshan District, Baotou, Inner Mongolia, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	张丽华

Authorizer:	ZHANG, Lihua

地址：	内蒙古包头市青山区富强路十九号街坊44栋

Address:	Building 44, 19 Fuqiang Road, Qingshan District, Baotou, Inner Mongolia, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	段景泉

Authorizer:	DUAN, Jingquan

地址：	北京市西城区德宝新园5楼3门

Address:	Gate 3, 5F, Debao Xinyuan, West District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	贺显豪

Authorizer:	HE, Xianhao

地址：	北京市朝阳区洼里双泉堡甲二号3号楼

Address:	Building 3, NO.2 Wali, Shuangquanbao, Chaoyang District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	唐金毅

Authorizer:	TANG, Jinyi

地址：	北京市西城区前毛家湾3号北楼4门

Address:	4, North Building, No.3 Qianmaojiawan, West District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	孟晓

Authorizer:	MENG, Xiao

地址：	北京市东城区兴化东星3楼

Address:	3F, Xinghua Dongxing, East District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	李志明

Authorizer:	LI, Zhiming

地址：	内蒙古包头市东河区

Address:	East River District, Baotou, Inner Mongolia, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	王冬梅

Authorizer:	WANG, Dongmei

地址：	北京市海淀区太平路27号9楼

Address:	9F, No. 27 Taiping Road, Haidian District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

委托人：	李瑞瑜

Authorizer:	LI, Ruiyu

地址：	北京市海淀区世纪城远大园一区4楼1单元803号

Address:	803, Unit 1, Building 4, First Part of Central City Yuandayuan, Haidian District, Beijing, China

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

受托人：	青青草元（北京）科技开发有限公司（盖章）

Designee:	Green Grass Ecological (Beijing) Technology Development Co., Ltd. (seal)

姓名：	唐金毅

Name:	TANG, Jinyi

职务：	授权代表人

Title:	Authorized Representative

签字：

By:	_________________

Voting Rights Proxy and Financial Supporting Agreement

[签字页]

[Signature Page]

见证人：

Witness:

职务：

Title:

签字：

By:
_________________
日期：	2019年 月 日

Date：

Voting Rights Proxy and Financial Supporting Agreement